Exhibit 10.1(a)
FIRST AMENDMENT TO SUPPLY AGREEMENT
          THIS FIRST AMENDMENT TO SUPPLY AGREEMENT (this “Amendment”) is made and entered into as of the 25th day of April, 2011, by and between GATX Corporation, a corporation organized under the laws of the State of New York (“Buyer”), and Trinity Rail Group, LLC, a limited liability company organized under the laws of the State of Delaware (“Seller”) (collectively, the “Parties”, and each individually, a “Party”).
W I T N E S S E T H:
          WHEREAS, Buyer and Seller are parties to that certain Supply Agreement, dated as of March 14, 2011 (the “Supply Agreement”); and
          WHEREAS, Buyer and Seller wish to amend the Supply Agreement as more specifically provided herein.
          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:
     1. Capitalized Terms. Capitalized terms used, but not defined, herein, shall have the meanings ascribed to such terms in the Supply Agreement.
     2. Amendments to the Supply Agreement.
          (a) Section 9.6.5 of the Supply Agreement is hereby deleted and replaced in its entirety with the following:
     “Except to the extent the Parties otherwise mutually agree in a writing signed by an officer of each Party, if any term or condition in Buyer’s Order, Seller’s Order Confirmation, or other documentation by or from either Party relating to the subject matter of the Order or of this Agreement conflicts with or adds to or supplements a term or condition of this Agreement, the terms or conditions of this Agreement shall control and the conflicting, additional or supplemental term or condition, as the case may be, shall be without force or effect with respect to such subject matter or Order.”
     3. Miscellaneous.
          (a) Except as expressly amended and supplemented by this Amendment, the provisions of the Agreement (including all Schedules and Exhibits thereto) are made effective or are ratified and confirmed and remain in full force and effect, whichever the case may be.
          (b) This Amendment may be executed in several counterparts and via facsimile (or other form of electronic transmission, including email), all of which taken together shall constitute one single agreement between the Parties hereto.
[Signature Page Follows]

               IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

GATX CORPORATION
By:	/s/ Thomas A. Ellman
	Name:	Thomas A. Ellman
	Title:	Vice President and Chief Commercial Officer

TRINITY RAIL GROUP, LLC
By:	/s/ Eric Marchetto
	Name:	Eric Marchetto
	Title:	Vice President and Chief Financial Officer

[Signature Page to First Amendment to Supply Agreement]